UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2024

Grayscale Bitcoin Trust (BTC)

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41906	46-7019388
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments, LLC 290 Harbor Drive, 4th Floor
Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Grayscale Bitcoin Trust (BTC) Shares	GBTC	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On March 1, 2024, the Audit Committee of the Board of Directors of Grayscale Investments, LLC, the sponsor (the “Sponsor”) of Grayscale Bitcoin Trust (BTC) (the “Trust”), approved the dismissal of the current independent registered public accounting firm of the Trust, Marcum LLP (“Marcum”), effective March 1, 2024. Marcum’s responsibilities as the Trust’s independent registered public accounting firm ceased upon completion of the audit engagement for the Trust’s financial statements for the fiscal year ending December 31, 2023.

The reports of Marcum on the financial statements of the Trust for the years ending December 31, 2023 and 2022 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with the audits of the years ending December 31, 2023 and 2022 and the subsequent interim period from January 1, 2024 through March 1, 2024, there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act (“Regulation S-K”) and the related instructions thereto) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference thereto in their report on the financial statements for such years.

The Sponsor has furnished to Marcum the statements made in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is Marcum’s letter to the Securities and Exchange Commission (the “SEC”), dated March 6, 2024, regarding these statements.

(b) Appointment of New Independent Registered Public Accounting Firm

On March 1, 2024, the Audit Committee of the Board of Directors of the Sponsor approved the engagement of KPMG LLP (“KPMG”) to be the Trust’s independent registered public accounting firm to perform independent audit services for the Trust beginning with its fiscal year ending December 31, 2024.

During the two most recent fiscal years and through March 1, 2024, the Trust has not consulted with KPMG on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements, in each case where a written report was provided or oral advice was provided that KPMG concluded was an important factor considered by the Trust in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter, dated March 6, 2024 from Marcum LLP to the SEC, regarding change in certifying accountant of the Trust.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments, LLC as Sponsor of Grayscale Bitcoin Trust (BTC)

Date:	March 6, 2024	By:	/s/ Michael Sonnenshein
Michael Sonnenshein Chief Executive Officer